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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Columbia Sportswear Company (the "COMPANY") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Timothy P. Boyle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: August 14, 2002


/s/ TIMOTHY P. BOYLE
---------------------------------------
Timothy P. Boyle
Chief Executive Officer
Columbia Sportswear Company